UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010

SPANSION INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34747	20-3898239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On August 20, 2010, the Compensation Committee of Spansion Inc. (the “Company”) adopted a new form of Spansion Inc. Change of Control Severance Agreement (the “CoC Agreement”) to be entered into with certain Executive Vice Presidents and Senior Vice Presidents (each a “Senior Executive,” and collectively, the “Senior Executives”).

Pursuant to the CoC Agreement, if the Company terminates a Senior Executive’s employment other than for “cause” (as defined in the CoC Agreement) or the Senior Executive terminates his or her employment for “good reason” (as defined in the CoC Agreement) during the period beginning 120 days prior to, and ending one year after, the occurrence of a Change of Control (as defined in the CoC Agreement), the Senior Executive may be entitled to receive certain compensation and benefits from the Company, including the following:

•	a severance payment equal to 24 months base salary (in the case of the Executive Vice Presidents) or 12 months base salary (in the case of Senior Vice Presidents);

•	accelerated vesting of all outstanding unvested equity awards held by such Senior Executive; and

•	payment of health coverage (medical, dental and vision) for 24 months (in the case of the Executive Vice Presidents) or 12 months (in the case of Senior Vice Presidents).

Severance payments under the CoC Agreement are to be paid in lump sum no later than 60 days after the effective date of the employment termination. Notwithstanding the foregoing, pursuant to the CoC Agreement, all payments made in connection with a change in control will be structured such that the Senior Executive will receive, on an after-tax basis, the greater of (i) the full payments prescribed by the CoC Agreement or (ii) payments at an amount just below the amount that would trigger an excise tax under Section 4999 of the Internal Revenue Code.

The description above is qualified in its entirety by reference to the full text of the form of CoC Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Spansion Inc. Change of Control Severance Agreement.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 25, 2010	SPANSION INC.

	By:	/S/ JOHN H. KISPERT
	Name:	John H. Kispert
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Spansion Inc. Change of Control Severance Agreement.